Exhibit 10.1

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

THIS AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (the “Agreement”) is made as of April 22, 2014, by and among the Laura C. Yeager 1994 GST Trust, the Matthew D. Yeager 1994 GST Trust, the Phillip D. Yeager 1994 GST Trust, Mark A. Yeager, the Alexander B. Yeager 1994 GST Trust, the Samantha N. Yeager 1994 GST Trust, the DPY 2011 Exempt Children’s Trust, the Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, the Alexander B. Yeager 1994 GST Trust, the Mark A. Yeager Perpetual Trust and the David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust (each, a “Stockholder” and collectively, the “Stockholders”) and amends and restates in its entirety the STOCKHOLDERS’ AGREEMENT (as amended, the “Original Agreement”) made as of March 18, 1996, by and among Phillip C. Yeager, David P. Yeager, the Laura C. Yeager 1994 GST Trust, the Matthew D. Yeager 1994 GST Trust, the Phillip D. Yeager 1994 GST Trust, Mark A. Yeager, the Alexander B. Yeager 1994 GST Trust, the Samantha N. Yeager 1994 GST Trust, and Debra A. Jensen (the “Original Stockholders”).

W I T N E S S E T H:

WHEREAS, the Original Stockholders entered into the Original Agreement to record, among other matters, their understanding regarding the voting of the Class B Common Stock, $0.01 par value per share (the “Class B Stock”), of Hub Group, Inc., a Delaware corporation (the “Company”), and their respective rights to transfer shares of Class B Stock;

WHEREAS, the Elizabeth A. Jensen 1994 GST Trust, the Patrick R. Jensen 1994 GST Trust, the DPY 2011 Exempt Children’s Trust, the Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust and the Deborah A. Jensen Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust became holders of record of Class B Stock and agreed to by bound by the terms of the Original Agreement;

WHEREAS, Debra A. Jensen, the Elizabeth A. Jensen 1994 GST Trust, the Patrick R. Jensen 1994 GST Trust and the Deborah A. Jensen Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust Transferred all of their Class B Stock of the Company to certain of the Stockholders pursuant to that certain Stock Exchange Agreement dated as of the date hereof by and among the signatories thereto (the “Jensen Transfer”);

WHEREAS, following the Jensen Transfer, the Stockholders constitute all of the parties subject to the Original Agreement and are the holders of all of the outstanding shares of the Class B Stock of the Company; and

WHEREAS, in accordance with Section 4.11 of the Original Agreement, the Stockholders desire to amend and restate the Original Agreement in its entirety as provided herein; and

WHEREAS, the Stockholders wish to record, among other matters, their understanding regarding the voting of the Class B Stock and their respective rights to transfer shares of Class B Stock.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:

“Agreement” shall have the meaning ascribed thereto in the preamble.

“Class A Stock” shall mean the shares of Class A Common Stock, $0.01 par value per share, of the Company.

“Class B Stock” shall have the meaning ascribed thereto in the recitals, together with (i) any shares of Class B Stock that subsequently may be issued or issuable with respect to the Class B Stock as a result of a stock split or dividend or any sale, transfer, assignment or other transaction involving the Class B Stock by the Company, (ii) any securities into which the Class B Stock may thereafter be changed as a result of merger, consolidation, recapitalization or otherwise (other than securities issued upon conversion of Class B Stock pursuant to the terms thereof) and (iii) any shares of Class B Stock acquired pursuant to this Agreement.

“Company” shall have the meaning ascribed thereto in the recitals.

“DPY Permitted Transferee” shall mean David P. Yeager, the descendants (whether natural or adopted) of David P. Yeager, the spouse of David P. Yeager or any descendant (whether natural or adopted) of David P. Yeager, any estate of any of the foregoing, any trust for the primary benefit of any one or more of the foregoing and any Person, all of the outstanding equity securities of which are owned by any one or more of the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Jensen Transfer” shall have the meaning ascribed thereto in the recitals.

“Offer” shall have the meaning ascribed thereto in Section 2.2(a).

“Offered Interest” shall have the meaning ascribed thereto in Section 2.2(a).

“Offerees” shall have the meaning ascribed thereto in Section 2.2(a).

“Offering Stockholder” shall have the meaning ascribed thereto in Section 2.2(a).

“Original Agreement” shall have the meaning ascribed thereto in the preamble.

“Original Stockholders” shall have the meaning ascribed thereto in the preamble.

“MAY Permitted Transferee” shall mean Mark A. Yeager, the descendants (whether natural or adopted) of Mark A. Yeager, the spouse of Mark A. Yeager or any descendant (whether natural or adopted) of Mark A. Yeager, any estate of any of the foregoing, any trust for the primary benefit of any one or more of the foregoing and any Person, all of the outstanding equity securities of which are owned by any one or more of the foregoing.

“Merger” shall have the meaning ascribed thereto in Section 2.2(c).

“Permitted Transferee” shall mean Phillip C. Yeager, the descendants (whether natural or adopted) of Phillip C. Yeager, the spouse of Phillip C. Yeager or any descendant (whether natural or adopted) of Phillip C. Yeager, any estate of any of the foregoing, any trust for the primary benefit of any one or more of the foregoing and any Person, all of the outstanding equity securities of which are owned by any one or more of the foregoing.

“Person” shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

“Purchasing Stockholder” shall have the meaning ascribed thereto in Section 2.2(c).

“Second Offer” shall have the meaning ascribed thereto in Section 2.2(a).

“Selling Stockholder” shall have the meaning ascribed thereto in Section 2.2(c).

“Stockholder” or “Stockholders” shall have the meanings ascribed thereto in the preamble, together with any Person who becomes subject to this Agreement pursuant to Article II hereof.

“Takeover Meeting” shall have the meaning ascribed thereto in Section 2.2(b).

“Tender Offer” shall have the meaning ascribed thereto in Section 2.2(b).

“Transfer” shall mean any transaction by which a Stockholder purports to assign its shares of Class B Stock to another Person and shall include a sale, assignment, bequest, pledge, encumbrance, hypothecation, mortgage, exchange or other disposition by law or otherwise. For purposes of this Agreement, the term “Transfer” shall include (i) a Stockholder voting its shares of Class B Stock in favor of a merger of the Company and (ii) a conversion of shares of Class B Stock into shares of Class A Stock of the Company pursuant to the Company’s Certificate of Incorporation.

“Transferring Purchaser” shall have the meaning ascribed thereto in Section 2.4.

“Transferred Shares” shall have the meaning ascribed thereto in Section 2.4.

ARTICLE II

RESTRICTIONS ON TRANSFER

Section 2.1    No Transfer of Class B Stock Except in Compliance with Agreement. No Stockholder shall Transfer its shares of Class B Stock, except in compliance with the provisions of this Article II. Any transfer in violation of this Article II shall be void ab initio.

Section 2.2    Transfers Pursuant to a Right of First Refusal.

(a) Except as otherwise provided in Section 2.2(b), if a Stockholder (the “Offering Stockholder”) desires to Transfer all or any portion of its shares of Class B Stock (all or such portion, as applicable, is hereinafter referred to as the “Offered Interest”) to any Person who is not a Permitted Transferee, the Offering Stockholder shall first deliver to each other Stockholder (the “Offerees”), a written notice (the “Offer”) setting forth an offer to sell the Offered Interest, pro rata to each Offeree in accordance with its percentage ownership of Class B Stock, for a specified cash dollar amount per share (which price in the event of a conversion of Class B Stock pursuant to the Company’s Certificate of Incorporation or any other Transfer for which a price is not specified (such as a sale at prevailing market prices or a share exchange), shall be the closing sale price of the shares of Class A Stock on the principal stock market on which the Class A Stock is listed or quoted on the date of the notice) and on specified terms and conditions. For a period of 14 days after receipt by the Offeree of an Offer, the Offeree shall have a first right to purchase its pro rata portion of the Offered Interest. To exercise its rights hereunder, an Offeree must deliver to the Offering Stockholder a written notice setting forth the number of shares of Class B Stock such Offeree desires to purchase and, if such Offeree desires to purchase more than its pro rata portion of the Offered Interest, a statement of the maximum additional amount of the Offered Interest such Offeree would purchase if the other Offerees elect not to purchase their pro rata share. If the Offering Shareholder is a DPY Permitted Transferee and the Offerees that are DPY Permitted Transferees have not timely exercised their rights to purchase in the aggregate 100% of the Offered Interests, the Offering Shareholder shall deliver to each other DPY Permitted Transferee notice to that effect and offering the other DPY Permitted Transferees the opportunity to subscribe for additional shares of the Offered Interest on the terms and conditions specified in the Offer (a “Second Offer”). If the Offering Shareholder is a MAY Permitted Transferee and the Offerees that are MAY Permitted Transferees have not timely exercised their rights to purchase in the aggregate 100% of the Offered Interests, the Offering Shareholder shall deliver to each other MAY Permitted Transferee a Second Offer. Offerees shall have five days after receipt by the Offeree of a Second Offer to exercise its right to purchase additional shares of Offered Interests. If the Offering Shareholder is a DPY Permitted Transferee, shares of the Offered Interest shall be allocated first to the other DPY Permitted Transferees before any shares are allocated to any MAY Permitted Transferees. If the Offering Shareholder is a MAY Permitted Transferee, shares of the Offered Interest shall be allocated first to the other MAY Permitted Transferees before any shares of the Offered Interest are allocated to any DPY Permitted Transferees. Subject to the preferences stated in the preceding two sentences, shares of the Offered Interest shall be allocated to each Offeree that has timely exercised its right to purchase a portion of the Offered Interest pro rata, but not more than such Offeree’s desired maximum amount of shares of Class B Stock, in accordance with such Offeree’s percentage ownership of shares of Class B Stock.

(b) In the case of a proposal to merge the Company with or into another Person that is not a Permitted Transferee (a “Merger”) or a proposal by a Person that is not a Permitted Transferee to make an offer to the Company’s shareholders to purchase all or a portion of the Company’s shares (a “Tender Offer”), any Stockholder is authorized to call a meeting of the Stockholders (the “Takeover Meeting”) and provide written notice to the Stockholders of such meeting specifying the date, time and place of such meeting. Stockholders may participate in such meeting in person (which may include presence by telephone conference call) or by proxy. The Takeover Meeting must occur before any Stockholder can cast a vote with respect to a Merger or tender shares of Class B Stock in the Tender Offer. Following such Takeover Meeting, any Stockholder desiring to Transfer shares of Class B Stock must follow the procedures specified in Section 2.2(a) prior to voting in favor of a Merger or tendering shares in the Tender Offer; provided, however, that the price per share for the Offered Interest shall be the cash dollar amount offered per share of Class B Stock in such transaction or, in the case of another form of consideration offered per share of Class B Stock, the cash equivalent of the fair market value of such other consideration; provided, further, that the Selling Shareholder shall not be obligated to sell any portion of the Offered Interest pursuant to Section 2.2(a) unless the Offerees purchase 100% of the Offered Interest.

(c) In the event that any Offerees shall have timely elected to purchase all or a portion, as applicable, of the Offered Interest in accordance with Sections 2.2(a) or 2.2(b), the Offering Stockholder (the “Selling Stockholder”) shall sell the Offered Interest to such Offerees (each a “Purchasing Stockholder”) at the price and upon the terms and conditions set forth in the Offer, and the parties shall otherwise consummate said transaction no later than 15 days after the delivery of the Offer to the Offerees. In lieu of cash, any Offeree may elect to pay the purchase consideration in (i) cash, (ii) shares of Class A Stock having a fair market value determined two business days prior to the closing date equal to the purchase price of the Class B Stock being purchased by such Offeree or (iii) a combination of (i) and (ii).

(d) To the extent that (i) the Offerees have not elected to purchase all or a portion of the Offered Interest in accordance with Section 2.2(a) or (ii) the Offerees, on an aggregate basis, elected to purchase less than all of the Offered Interest in accordance with Section 2.2(b), the Offering Stockholder may (i) vote in favor of the Merger or tender shares of Class B Stock in the Tender Offer or (ii) within five days after the expiration of the Offerees’ right to purchase referred to in Sections 2.2(a), Transfer the unpurchased portion of the Offered Interest to a Person other than a Permitted Transferee. If the Merger or Tender Offer is terminated or after the expiration of such 5-day period, as the case may be, any proposed Transfer of all or any portion of the shares of Class B Stock held by the Offering Stockholder shall once again be subject to the provisions of this Section 2.2.

Section 2.3    Transfers to Permitted Transferees. A Stockholder may Transfer its shares of Class B Stock to a Permitted Transferee who is not a party to this Agreement if and only if such Permitted Transferee (or the guardian or other legal representative) has agreed in writing to be bound by all of the terms and conditions of this Agreement.

Section 2.4    Clawback. In the event that (i) any Offeree shall have timely elected to purchase all of the Offered Interest in accordance with Section 2.2(b) and (ii) within twelve (12) months after the consummation of the transaction pursuant to Section 2.2(c) any Purchasing Shareholder (the “Transferring Purchaser”) Transfers all or a portion of their purchased Offered

Interest (the “Transferred Shares”) at a price (in cash or the cash equivalent of the fair market value of such other consideration) greater than the purchase price paid pursuant to Section 2.2(c), then such Transferring Purchaser shall pay to each of the Selling Stockholders its pro rata portion with respect to the Transferred Shares an amount in cash equal to the amount by which the price per share of the Transferred Shares exceeds the purchase price paid for such shares pursuant to Section 2.2(c) (net of taxes paid or payable by such Transferring Purchaser in respect of the Transfer of such Transferred Shares). The parties shall pay such amount in cash no later than five days after the consummation of the Transferred Shares.

ARTICLE III

VOTING AGREEMENT

Section 3.1    Voting Agreement. Except as provided in Section 2.2, each Stockholder hereby agrees to vote all of its shares of Class B Stock or to cause all of its shares of Class B Stock to be voted as directed by a majority in interest of the outstanding shares of Class B Stock present at a meeting of the Stockholders called pursuant to Section 3.2 at which a quorum is present. In the event (i) that the voting of the Class B Stock present at a meeting of the Stockholders pursuant to Section 3.2 at which a quorum is present cannot be directed by a majority in interest of such outstanding shares of Class B Stock present because of a deadlock or (ii) because a quorum of the Stockholders present at a meeting called pursuant to Section 3.2 cannot be achieved after two attempts, each Stockholder hereby agrees to vote all of its shares of Class B Stock or to cause all of its shares of Class B Stock to be voted as recommended by the independent directors (as defined by NASDAQ) of the Board of Directors of the Company for the matter presented by the Company for stockholder action.

Section 3.2    Stockholder Vote. For purposes of effecting the agreement set forth in Section 3.1, the Stockholders shall, within five days after receipt by the Stockholders of a notice from the Company calling for a meeting and vote of its stockholders upon any matter, vote (in accordance with their percentage ownership of shares of Class B Stock) to determine how the Stockholders shall vote their shares of Class B Stock pursuant to Section 3.1. The vote required by this Section 3.2 shall take place at the Company’s principal executive offices and Stockholders may participate in such vote in person (which may include presence by telephone conference call) or by proxy. The presence, in person or by proxy, of the Stockholders of a majority in interest of the outstanding shares of Class B Stock shall constitute a quorum at all meetings of the Stockholders called pursuant to Section 3.2. In the absence of a quorum, the holders of a majority in interest of such shares of Class B Stock present in person or by proxy may adjourn such meeting, from time to time. Notice of a date to reconvene the meeting shall be provided to all Stockholders at least 24 hours in advance of such date. Any shares of Class B Stock not represented at such meeting shall be deemed to have voted as recommended by the independent directors (as defined by NASDAQ) of the Board of Directors of the Company for the matter presented by the Company for stockholder action.

Section 3.3    Action by Written Consent. In the event that any Stockholder desires that the Stockholders take any action by written consent, the Stockholder proposing such action shall deliver to the other Stockholders a written notice setting forth the matter proposed to be acted upon by the Stockholders and setting forth the date, time and place of the meeting of Stockholders to consider and act upon the proposal (which meeting shall take place within five days after receipt by the Stockholders of such notice). At such meeting, the Stockholders shall vote (in accordance with their percentage ownership of shares of Class B Stock) to determine how the Stockholders shall vote their shares of Class B Stock pursuant to Section 3.1 for purposes of taking the proposed action. Stockholders may participate in the vote required by this Section 3.3 in person (which may include presence by telephone conference call) or by proxy. Any shares of Class B Stock not represented at such meeting shall be deemed to have voted against the matter presented by the proposing Stockholder.

Section 3.4    Standstill Restrictions. Except as provided herein or unless otherwise approved by the majority in interest of the outstanding shares of Class B Stock, each Stockholder hereby agrees not to (i) directly or indirectly make, effect, initiate or cause to be made any stockholder proposals under Rule 14a-8 of the Exchange Act or otherwise at any meeting of the stockholders of the Company or in connection with any action by consent in lieu of a meeting or (ii) solicit proxies, designations or written consents of stockholders, or conduct any binding or nonbinding referendum with respect to voting securities of the Company, or make or in any way participate in any “solicitation” of any “proxy” within the meaning of Rule 14a-1 of the Exchange Act (but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv) from the definition of “solicitation”) to vote any voting securities of the Company with respect to any matter, or become a participant in any contested solicitation for the election of directors with respect to the Company (as such terms are defined or used in the Exchange Act), other than solicitations or acting as a participant in support of the voting obligations of the Stockholders pursuant to Sections 3.1 or 3.3.

ARTICLE IV

MISCELLANEOUS

Section 4.1    Restrictive Legend. Each Stockholder agrees that any certificates representing Class B Stock now or hereafter owned by such Stockholder will bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS OF THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (THE “AGREEMENT”), DATED APRIL 22, 2014, BY AND AMONG THE LAURA C. YEAGER 1994 GST TRUST, THE MATTHEW D. YEAGER 1994 GST TRUST, THE PHILLIP D. YEAGER 1994 GST TRUST, MARK A. YEAGER, THE ALEXANDER B. YEAGER 1994 GST TRUST, THE SAMANTHA N. YEAGER 1994 GST TRUST, THE DPY 2011 EXEMPT CHILDREN’S TRUST, THE MARK A. YEAGER NONEXEMPT TRUST CREATED UNDER THE PHILLIP C. YEAGER 1994 TRUST, THE ALEXANDER B. YEAGER 1994 GST TRUST, THE MARK A. YEAGER PERPETUAL TRUST AND THE DAVID P. YEAGER NONEXEMPT TRUST CREATED UNDER THE PHILLIP C. YEAGER 1994 TRUST, AS IT MAY BE AMENDED FROM TIME TO TIME. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FRO REGISTRATION THEREUNDER.”

Section 4.2    Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if delivered in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile or other wire transmission, or (c) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, in each case addressed as set forth on the signature pages hereto or to such other address as a party hereto may designate for itself by notice given as herein provided. Whenever this Agreement requires notice to be given, or requires an action to be taken, as of a certain date, such notice or action shall be deemed to have been timely given or taken if such notice is given or such action is taken prior to the date called for by the other provisions of this Agreement.

Section 4.3    Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, legal representatives, executors, successors and permitted assigns.

Section 4.4    Captions. The captions in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof or interpretation hereof.

Section 4.5    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.6    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

Section 4.7    Assignment. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by any party hereto except (i) with the prior written consent of each of the other parties and (ii) assignments made pursuant to, and in accordance with, the other terms of this Agreement in connection with Transfers of shares of Class B Stock made in accordance with the terms of this Agreement.

Section 4.8    Waivers. The failure of any party hereto at any time or times to require performance of any provision hereof will in no way affect its right at a later time to require the performance of that provision. No waiver by any party of any condition or of any breach of any term or condition contained in this Agreement will be effective unless in writing. No waiver in any one or more instances will be deemed to be a further or continuing waiver of any condition or breach in any other instance or waiver of any other condition or breach.

Section 4.9    Specific Performance. The parties acknowledge that monetary damages will be insufficient for a breach of many of the provisions of this Agreement. Therefore, each party agrees that, upon a breach of any provision of this Agreement, the nondefaulting party(ies) may sue for and obtain an injunction or specific performance of such provision in any appropriate court.

Section 4.10    Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings among the parties regarding the subject matter hereof.

Section 4.11    Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

Section 4.12    Amendments. This Agreement may be amended only by written agreement signed by all of the parties hereto.

Section 4.13    Termination of Agreement. This Agreement shall terminate upon an agreement to terminate this Agreement by the written consent of the Stockholders holding two-thirds of the Class B Stock, or, as to any Stockholder, when such Stockholder ceases to be a Stockholder due to the Transfer of all of such Stockholder’s shares of Class B Stock in accordance with this Agreement.

Section 4.14    Effectiveness of Agreement. The Original Agreement shall be deemed to be amended and restated as hereinabove set forth as fully and with the same effect as if the amendments and restatements made hereby were originally set forth in the Original Agreement, but such amendments and restatements shall not operate so as to render invalid or improper any action heretofore taken under the Original Agreement.

[REST OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered effective as of the date first above written.

DPY 2011 Exempt Children’s Trust

By:	/s/ Matthew D. Yeager

Name:	Matthew D. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

By:	/s/ Phillip D. Yeager

Name:	Phillip D. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

By:	/s/ Laura C. Yeager

Name:	Laura C. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Matthew D. Yeager 1994 GST Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]

Phillip D. Yeager 1994 GST Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Laura C. Yeager 1994 GST Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

/s/ Mark A. Yeager
Name:	Mark A. Yeager
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]

Alexander B. Yeager 1994 GST Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Samantha N. Yeager 1994 GST Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

Mark A. Yeager Perpetual Trust

By:	/s/ Mark A. Yeager

Name:	Mark A. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]

David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ David P. Yeager

Name:	David P. Yeager
Title:	Trustee
c/o Hub Group, Inc.
2000 Clearwater Drive
Oak Brook, Illinois 60523

[Signature Page to Amended and Restated Stockholders’ Agreement]